                                                                   Exhibit 23.1

[BDO Seidman Logo]



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Hecla Mining Company, of our report dated February 1, 2002 relating to the consolidated financial statements of Hecla Mining Company, which appears in its Annual Report on Form 10-K for the year ended December 31, 2001.


/s/ BDO Seidman, LLP

July 22, 2002
Spokane, Washington